UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 26, 2004

                                WINDSORTECH, INC.
             (Exact Name of Registrant as Specified in its Charter)



            Delaware                  000-07539              13-2599131

(State or Other Jurisdiction of     (Commission            (IRS Employer
         Incorporation)             File Number)        Identification Number)


                       70 Lake Drive, Hightstown, NJ 08520

                     (Address of Principal Executive Office)
       Registrant's telephone number, including area code: (609) 426-4666

Item 5.  Other Events


         STOCK PURCHASE: On May 26, 2004, the registrant completed the sale of 6 million shares of Common Stock, $.01 par value, 3 million warrants exercisable at $1.50 per share and 3 million warrants exercisable at $3.60 per share to Barron Partners LP and others in a private transaction. Under the terms of the transaction, The Company received immediate funds of $3.6 million. If there is full exercise of the warrants, the sale will yield $18.9 million, $3.6 million from the sale of the common stock and $15.3 million from the exercise of the warrants.

         CORPORATE GOVERNANCE: On May 19, 2004, the holders of a majority of shares of the Company reaffirmed the acceptance of the resignation and/or removal of David A. Loppert from the Board of Directors. On May 19, 2004, the holders of a majority of shares of the Company also re-adopted the Amended and Restated By-Laws of the Company with one modification that limits the term of Directors to one year. On May 21, 2004, the Board of Directors and the holders of a majority of shares of the Company approved the Stock Purchase Agreements between the Company and Barron Partners LP and others.


ITEM 7.  STATEMENTS AND EXHIBITS.

(c)      The following  exhibits are being filed or furnished  with this report:


Exhibit 99.1 Text of press release issued by WindsorTech, Inc. dated May 26, 2004, titled "WindsorTech Announces the Completion of the Sale of 6 Million Shares of Stock in a Private Transaction".


Exhibit  99.2     Stock Purchase Agreement with Barron Partners and others.


Exhibit  99.3     a.   Action by Consent in Writing of a Majority of
                       Stockholders dated May 19, 2004 concerning former Director David A. Loppert.
                  b.   Action by Consent in Writing of a Majority of
                       Stockholders dated May 19, 2004 concerning Amended and
                       Restated By-Laws.
                  c.   Action by Consent in Writing of a Majority of
                       Stockholders dated May 19, 2004 concerning Stock Purchase
                       Agreements.
                  d.   Action by Consent in Writing of a Majority of
                       Stockholders dated May 19, 2004 concerning change of Directors.
                  e.   Action by Unanimous Consent of Directors dated May 21,
                       2004 concerning Stock Purchase Agreements.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  WINDSORTECH, INC.


Date: June 3, 2004                                By: /S/  Edward L. Cummings
                                                  ------------------------------
                                                  Edward L. Cummings
                                                  Vice President, Treasurer and
                                                  Chief Financial Officer







                                       3